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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  October 27, 1995





                               DELUXE CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                   1-7945                    41-0216800
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(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)           Identification No.)


   1080 W. County Road F, Shoreview, Minnesota                   55126
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code      612/483-7111
                                                   ----------------------------


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         (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS.

          Deluxe Corporation (the "Company") has entered into a Distribution Agreement, dated October 27, 1995, with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated for the public offering of up to $300,000,000 aggregate principal amount of its Medium-Term Notes, Series A (the "Notes") to be issued pursuant to the Indenture, dated October 27, 1995 (the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee, and the Officers' Certificate and Company Order, dated October 27, 1995, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration No. 33-62041).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          1.1 Distribution Agreement, dated October 27, 1995, among the Company, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as Agents.

          4.1 Indenture, dated October 27, 1995, between the Company and Norwest Bank Minnesota, National Association, as Trustee.

          4.2 Officers' Certificate and Company Order, dated October 27, 1995, pursuant to Sections 201, 301 and 303 of the Indenture (excluding exhibits thereto).

          4.3  Specimens of the Notes:
               (a)  Global Fixed Rate Note;
               (b)  Global Floating Rate Note;
               (c)  Global Original Issue Discount Zero Coupon Note; and
               (d)  Global Original Issue Discount Fixed Rate Note.


                                       -2-
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 1995

                              DELUXE CORPORATION


                              By  /s/ Charles M. Osborne
                                ---------------------------------
                                  Charles M. Osborne
                                  Senior Vice President
                                    and Chief Financial Officer


                                       -3-
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                                  EXHIBIT INDEX


Exhibit Number      Document Description
--------------      --------------------

     1.1 Distribution Agreement, dated October 27, 1995, among the Company, Goldman, Sachs & Co. and
                    Morgan Stanley & Co. Incorporated, as Agents

     4.1 Indenture, dated October 27, 1995, between the Company and Norwest Bank Minnesota, National
                    Association, as Trustee

     4.2 Officers' Certificate and Company Order, dated October 27, 1995, pursuant to Sections 201, 301 and 303 of the Indenture (excluding exhibits thereto)

     4.3            Specimens of the Notes:
                    (a)  Global Fixed Rate Note
                    (b)  Global Floating Rate Note
                    (c)  Global Original Issue Discount Zero Coupon Note; and
                    (d)  Global Original Issue Discount Fixed Rate Note